1 Corporate Overview January 2021 v.08032020

Safe Harbor Statement This presentation contains “forward-looking statements,” which are statements related to events, results, activities or developments that SI-BONE expects, believes or anticipates will or may occur in the future. Forward-looking often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based on SI-BONE’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made. Forward-looking statements are inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please review our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially the information contained in the section captioned “Risk Factors”. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. 2

Transforming & Leading the Sacropelvic Space Large Market Pioneering sacropelvic surgical solutions 7,500 iFuse U.S. procedures in 2020 Majority estimated U.S. market share iFuse1 Market Leadership 5-year clinical data 37 Exclusive iFuse payor policies2 >120 dedicated field reps2 Sacropelvic product portfolio & pipeline Competitive Advantages Advanced SImulation training technology 50 Academic Medical Centers2 >200 trained fellows & residents2 Clinical and Education Focus $2.5 billion annual U.S. opportunity 279K potential U.S. procedures per year Less than 10% market penetration 1. Spinemarket, Inc. (2020) 2. As of December 31, 2020 3

Market Expansion Focus Growth Initiatives Patient awareness Surgeon & HCP training Increase sales force Product innovation Coverage & reimbursement SI-BONE 60% Competition 40% $110M $2.5 Billion CY 2020 Total Addressable Market 1. Spinemarket, Inc. (2020) 4 < >

4,300 5,100 6,400 7,500 2017 2018 2019 2020 Completed U.S. Cases 5 Note: All figures rounded to the nearest hundred

Growth Rate Catalysts 13% 19% 21% 23% 27% 12% -14% 26% 11-12% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 IPO use of proceeds: Sales force hiring Surgeon training Product development CIGNA win COVID hits Aetna win: 300M covered lives Growth returns prior to COVID resurgence Surgeon payment: +27% Humana win: 80M exclusive lives 6

LAST JOINT LARGEST JOINT SI JOINT Major Joints Market 7

30M+ in the U.S. Suffer From Lower Back Pain… 15 SI joint pain sufferers Eligible for surgery Eligible for SIJ surgeries each year Annual U.S. Market Opportunity Sources: Jensen M, Brant-Zawadzki M, Obuchowski N, et al. Magnetic Resonance Imaging of the Lumbar Spine in People Without Back Pain. N Engl J Med. 1994;331:69-116.; Bernard 1987, Schwarzer 1995, Maigne 1996, Irwin 2007, Sembrano 2009.; INSITE RCT data: 5 years in pain and 31% of patients screened were eligible for surgery. 5 years in pain 279K Cases $2.5 BILLION 1.2M therapeutic injections per year 8

9 Pioneering sacropelvic surgical solutions 9 >50,000 Procedures Note: As of December 31, 2020 U.S. covered lives do not include Anthem coverage for pelvic girdle trauma only 2,300 Surgeons 312M / 80M Total / Exclusive Covered Lives

Diagnostic Algorithm Acceptance and Adoption Source: Petersen, et al. BMC Musculoskeletal Disorders. 2017;18(1):188. DOI 10.1186/s 12891-017-1549-6 PATIENT HISTORY PROVOCATIVE TESTS LOCAL ANESTHETIC INJECTION MEDICARE (MACs) PRIVATE PAYORS Accuracy equals or exceeds other lumbar spine diagnoses 10

A Major Gap in Sacroiliac Joint Therapy NON-SURGICAL MANAGEMENT SURGERY MEDICATIONS, PHYSICAL THERAPY THERAPEUTIC INJECTIONS RADIO-FREQUENCY ABLATION OPEN SI JOINT FUSION MIS SI JOINT FUSION 11

Clinically Proven Minimally Invasive Solution

- Proven triangular design and procedure
- Porous, 3D-printed titanium implant
- Bony on-growth, in-growth, through-growth*



REPRESENTATIVE COMPETITOR



TPS-COATED IFUSE



CANCELLOUS BONE



3D-PRINTED IFUSE-3D



3 MONTH SHEEP STUDY*



* MacBarb RF, et al. Int J Spine Surg. 2017;11:16 (Part 2). DOI: 10.14444/4016.

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Proprietary, Differentiated Technology 1. SI-BONE Technical Study 300610-TS. Torsional Rigidity of the iFuse Implant Compared with a SI Joint Screw in a Sawbones Model. 2. SI-BONE Report. Strength of materials of the SI-BONE iFuse Implant vs. 8.0 mm Cannulated Screw. Mauldin RG. December 2009. 3. SI-BONE Corporate Records. May 2020. 4. Cher DJ, et al. Med Devices (Auckl). 2015;8:485-92. DOI: 10.2147/MDER.S94885. 5. www.si-bone.com/results 6. Claus – World Neurosurg. 2020 Jan;133:e745-e750. (Rialto 6.1% vs. iFuse 2.4%) 7. Medtronic (5), Globus (1), RTI / Zyga (9), other (3) [as June 30, 2020] SI Screws iFuse Rotation  1x resistance  6x resistance1 Strength  1x strength  3x strength2 Safety  Unknown  Very low complication rate3 Revision  1 publication (6.1% @ 1 year)6 Other products unknown  3.5% (4-year)4 Clinical Evidence  18 publications (no RCTs)7  >90 publications5 Surface  Mostly smooth (some products have rough/etched portions)  Porous 13

Comprehensive Sacropelvic Surgical Solution

Platform Technologies



iFuse and iFuse-3D

2009 - 2017

Enabling Technologies



iFuse Navigation



iFuse Decorticator



iFuse Neuromonitoring



iFuse Robotics



iFuse Bone

2018 - 2019

Adjacent Markets



Adult Deformity



Ortho Trauma

2019 - 2021

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Intellectual Property Overview  54 issued patents: U.S. (40), OUS (14)  35 pending patents: U.S. (29), OUS (6)  iFuse patents cover until November 2024  iFuse-3D patents cover until September 2035 SHAPE Joint … fused … a rectilinear bone fusion implant … across the joint APPROACH Lateral insertion path through the ilium and into the sacrum. A postero- lateral insertion path angling through the SI joint. 3-D TECHNOLOGY Fenestration is offset from both the distal end and the proximal end. One repeating internal portion comprising a plurality of apex struts. Note: All figures as of December 31, 2020 15

Patient Experience 95%Patient satisfaction1 Clinically meaningful threshold at 15 pts 1. Whang PG, et al. Long-Term Prospective Clinical And Radiographic Outcomes After Minimally Invasive Lateral Transiliac Sacroiliac Joint Fusion Using Triangular Titanium Implants. Med Devices (Auckl). 2019;12:411-422. DOI: 10.2147/MDER.S219862. 26 POINTS ODI Disability Improvement1 Clinically meaningful threshold at 20 pts 54 POINTS VAS Pain Reduction1 16

Robust Clinical Evidence • >90 peer-reviewed published papers • 5-year long-term, prospective data • Two level 1 randomized studies 17

5-Year Prospective Study, Including RCT



VAS SIJ Pain
Oswestry Disability Index
Mean 95% CI
80
60
40
20
0
p < 0.0001
01 3 6 12 18 24 36 48 60
Months after iFuse
60
40
20
0
p < 0.0001
01 3 6 12 18 24 36 48 60
Months after iFuse

Published September 2019

Source: Whang PG, Darr E, Meyer SC, Kovalsky D, Frank C, Lockstadt H, Limoni R, Redmond AJ, Ploska P, Oh M, Chowdhary A, Cher D, Hillen T. *Medical Devices (Auckl).* 2019;12:411-422.

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SI-BONE Enters 2021 in a Position of Strength 4Q19 1Q20 2Q20 3Q20 4Q20E Gross Margin 89.7% 88.5% 84.9% 87.3% NA $19.8 $16.8 $14.1 $20.4 $21.9-22.2 Revenue (in millions) 19

2021 Growth Drivers Sales Force Adjacent Markets Surgeon Training • Increase sales force to support more surgeons • Launch new products in adult deformity and trauma • Add 20 SImulators to increase active surgeons Patient Awareness • Introduce direct-to-patient initiatives 20

Q4 2020 Investment in U.S. Salesforce Q3 2020 116 FTEs in U.S. Salesforce 59 sales reps 57 clinical support specialists 12 Sales Regions 122 FTEs in U.S. Salesforce 64 sales reps 58 clinical support specialists 14* Sales Regions 21 *as of January 1, 2021

SI-BONE SImulator Surgeon Training System Anytime, anywhere without travel On demand No radiation with virtual CTs Eliminate expense of cadaver All three procedures and morphologies Adding 20 SImulators 100% 54% 45% 1H20 2H20 Non-SImulator SImulator % First-Time Trainings (U.S.) 22

23 SI-BONE SImulatorTM

Q4 Policy Exclusives • Humana • Priority Health • BCBSA update ISASS Policy Positives • Only use a trans-articular lateral approach • All others should be coded as unlisted Clinical • SILVIA Bedrock study has enrolled 41 patients Significant Milestones 24

Tony Recupero Chief Commercial Officer  President Laura Francis Chief Financial Officer Chief Operating Officer  CEO Jeffrey Dunn Chairman, President, CEO & Founder  Executive Chairman Executive Leadership

Investment Highlights $196M IN CASH AT DECEMBER 31 , 2020 POSITIVE FINANCIAL PROFILE3 >$73M REVENUE ROBUST DATA1 >90 PUBLISHEDPAPERS 2 RANDOMIZEDTRIALS REIMBURSEMENT ADVANTAGE2 37 PAYOREXCLUSIVES 312M COVERED LIVES Note 1: Data as December 31, 2020 Note 2: ~312 covered lives do not include Anthem coverage for pelvic girdle trauma only Note 3: Preliminary unaudited results for 2020 – Revenue $73.1-73.4M MARKET EXPANSION $125M C U R RE N T MA R K ET $2.5B TOTAL ADDRESSABLE MARKET >85% GROSS MARGIN 26

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DisclosureDisclosure The iFuse Implant System is intended for sacroiliac fusion for the following conditions: • Sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis. This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months. • To augment immobilization and stabilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion. • Acute, non-acute, and non-traumatic fractures involving the sacroiliac joint. There are potential risks associated with the iFuse Implant System. It may not be appropriate for all patients and all patients may not benefit. For more information on risks, please see http://www.si-bone.com/risks One or more of the individuals named herein may be past or present SI-BONE employees, consultants, investors, clinical trial investigators, or grant recipients. Research described herein may have been supported in whole or in part by SI-BONE. SI-BONE and iFuse Implant System are registered trademarks of SI-BONE, Inc. iFuse-3D, iFuse Bone, iFuse Decorticator, iFuse Implant, iFuse Navigation, iFuse Bedrock and iFuse Neuromonitoring are trademarks of SI-BONE, Inc. © 2021 SI-BONE, Inc. All rights reserved. 28